--------------------------------------------------------------------------------

                                   HIGH INCOME

                              Opportunity Fund Inc.


                                                      Quarterly Report
                                                      June 30, 1999

--------------------------------------------------------------------------------

High Income
Opportunity
Fund Inc.

[PHOTO OMITTED]

HEATH B. MCLENDON

Chairman


[PHOTO OMITTED]

JOHN C. BIANCHI, CFA

Vice President

Dear Shareholder:

We are pleased to provide the third quarter report for the High Income Opportunity Fund ("Fund") for the nine months ended June 30, 1999. We hope you find this report to be useful and informative. Over the past nine months, the Fund paid income dividends totaling $0.78 per share. The table below details the annualized distribution rate and the nine month total return for the Fund based on its June 30, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.


           Price                    Annualized               Nine-Month
         Per Share              Distribution Rates*         Total Returns
      ---------------           -------------------         -------------
      $10.79 (NAV)                     9.34%                    3.30%
      $10.563 (NYSE)                   9.54%                    2.17%

The Fund generated a total return of a 3.30% for the past nine months. In comparison, the Lipper, Inc. peer group average posted 5.16% for the same time period. We were disappointed by the weaker performance results of the past three months as the high yield bond market continued to be negatively impacted by a combination of rising interest rates and heavy new issue supply.

Market and Economic Overview

During the second quarter of 1999, the high yield bond market went down as U.S. Treasury rates continued to move higher on fears that the Federal Reserve Board ("Fed") would raise short-term interest rates in response to U.S. economic growth and inflationary pressures. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and recently indicated that it may increase rates again later in 1999.


----------
* This distribution assumes a current monthly income dividend rate of $0.084 per share for twelve months.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

The high yield bond market and the investment grade corporate bond market were not only negatively affected by the general increase in interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went even higher. This added supply caused the high yield bond market to fall as investors retreated from the market.

With the rise in general interest rates and corresponding decline in U.S. Treasury bond prices, compounded by heavy new issuance of corporate bonds during the past three months, the better quality segments of the high yield bond market continued to underperform the lower quality CCC/Caa rated issues. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high yield issues tend to have a higher risk of default and tend to be more economically sensitive, reacting more closely to stock market trends. The lower quality segment of the high yield market clearly benefited from strong domestic economic growth in the second quarter and the strong performance returns generated by the domestic equity markets.

Compared to other segments of the fixed income markets such as the U.S. Treasury bonds and investment grade corporate bonds, the high yield market modestly outperformed. Thirty-year Treasuries generated the worst performance with a negative 4.00% total return for the second quarter of 1999 and a negative 10.50% total return for the first half of 1999. Ten-year Treasuries generated a negative 3.45% total return for the second quarter of 1999 and a negative 6.50% total return for the first half of 1999. For the second quarter of 1999, the domestic high yield market generated flat results and a modestly positive 2.00% total return for the first half of 1999.

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the higher risk of greater inflation caused by stronger than expected economic growth both domestically and globally. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the market in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

The Fund's performance lagged the various high yield indices in the second quarter of 1999, with total returns below that of the U.S. high yield bond market overall. We were held back by our underweight in basic materials and our overweight in the telecommunications sector. Yet, despite adverse short-term


--------------------------------------------------------------------------------
2                                          1999 Quarterly Report to Shareholders
adverse market conditions, we are committed to our long-term investment style -- to maintain style purity in the funds we manage with a meaningful emphasis on better quality issues. In fact, our higher quality BB/Ba rated issues generated the weakest results given the ongoing increase in interest rates in the second quarter.

Portfolio Strategy Update

As mentioned in our last report, the Fund's management team has begun a multi-pronged strategy of rebalancing the Fund to better reflect strong economic conditions. We have therefore been slowly increasing the Fund's exposure to the basic industry sector and eliminating underperforming sectors such as healthcare. Also, we have modestly increased our energy exposure by investing in higher quality energy credits. Given the increased volatility in the fixed income markets, this rebalancing strategy has taken longer than expected. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

Some of our recent additions include AES Corp., an independent power producer; Nextlink, a competitive local exchange telecommunications provider; Huntsman Chemical, a specialty chemical company; and Ames Department Stores, a middle market retailer. We believe the middle B rated segment of the high yield bond market represents the best value given continued economic strength. The Fund's average maturity of approximately 6 to 7 years on a call-adjusted basis should continue to limit the impact of rising rates on the portfolio. We remain bullish on the total return prospects of the high yield bond market at current valuation levels, especially given the health of the economy.

Conclusion

For the remainder of 1999, the Fund's management team expects a continuation of solid economic growth with a modest upward bias in inflation. These factors could result in a modest increase in general interest rates. We anticipate that both the equity markets and the high yield bond market should do better than U.S. Treasuries and the middle quality high yield bonds should outperform. Moreover, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel. And while no guarantees can be made, we expect the Fund to generate competitive returns over the near term.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Thank you for your continued confidence in our investment management approach. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,

/s/ Heath B. McLendon                     /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                         John C. Bianchi, C.F.A.

Chairman                                  Vice President

July 31, 1999


--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the First Data Investors Services Group, Inc. (the "Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 31. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end funds managed by SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

================================================================================
Schedule of Investments (unaudited)                                June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
CORPORATE BONDS AND NOTES -- 96.3%
Aerospace -- 0.9%
            2,725,000    B1*        BE Aerospace, Inc., Sr. Sub. Notes, Series B,
                                      9.500% due 11/1/08                                      $ 2,759,062
            2,005,000    B-         Dunlop Standard Aero Holdings, Sr. Notes,
                                      11.875% due 5/15/09+                                      2,015,025
            2,300,000    B-         Fairchild Corp., Guaranteed Sr. Sub. Notes,
                                      10.750% due 4/15/09+                                      2,265,500
---------------------------------------------------------------------------------------------------------
                                                                                                7,039,587
---------------------------------------------------------------------------------------------------------
Airlines -- 1.6%
           10,080,000    BB         Airplanes Pass-Through Trust, Corporate
                                      Asset-Backed Securities, Series 1, Class D, 10.875%
                                      due 3/15/19                                              10,072,944
            2,060,000    Ba2*       Continental Airlines, Inc., Sr. Notes,
                                      8.000% due 12/15/05                                       1,957,000
---------------------------------------------------------------------------------------------------------
                                                                                               12,029,944
---------------------------------------------------------------------------------------------------------
Auto Parts -- 0.8%
            4,390,000    B          Collins & Aikman Products Co., Guaranteed
                                      Sr. Sub. Notes, 11.500% due 4/15/06                       4,477,800
            1,335,000    B          Dura Operating Corp., Sr. Sub. Notes,
                                      9.000% due 5/1/09+                                        1,288,275
---------------------------------------------------------------------------------------------------------
                                                                                                5,766,075
---------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.7%
            5,305,000    B1*        Exide Corp., Sr. Exchange Notes, 10.000% due 4/15/05        5,291,737
---------------------------------------------------------------------------------------------------------
Broadcasting -- 1.6%
              890,000    B-         Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                                      step bond to yield 10.380% due 2/1/09                       747,600
            6,600,000    B1*        Chancellor Media Corp., Guaranteed Sr. Sub. Notes,
                                      9.000% due 10/1/08                                        6,748,500
                                    Citadel Broadcasting Co.:
            2,645,000    B-           Guaranteed Sr. Sub. Notes, 9.250% due 11/15/08            2,730,962
            1,350,000    B-           Sr. Sub. Notes, 10.250% due 7/1/07                        1,458,000
              950,000    B+         TV Azteca SA de C.V., Guaranteed Sr. Notes,
                                      Series B, 10.500% due 2/15/07                               705,375
---------------------------------------------------------------------------------------------------------
                                                                                               12,390,437
---------------------------------------------------------------------------------------------------------
Building Materials -- 0.3%
            2,020,000    B          Atrium Companies Inc., Sr. Sub. Notes,
                                      10.500% due 5/1/09+                                       1,989,700
---------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.3%
                                    Building Materials Corp. of America:
            1,420,000    BB           Guaranteed Sr. Notes, 8.000% due 12/1/08                  1,331,250
              750,000    BB           Sr. Deferred Coupon Notes, Series B, step bond to yield
                                        9.772% due 7/1/04                                         787,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,118,750
---------------------------------------------------------------------------------------------------------
Building Products -- 1.9%
            1,945,000    B          Amatek Industries Property Ltd., Sr. Sub. Notes,
                                      12.000% due 2/15/08+                                      1,857,475

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Building Products -- 1.9% (continued)
            1,600,000    B          NCI Building Systems, Inc., Sr. Sub. Notes,
                                      9.250% due 5/1/09+                                      $ 1,600,000
                                    Nortek, Inc., Sr. Notes:
              845,000    B+           8.875% due 8/1/08+                                          868,238
                                    Series B:
            3,800,000    B+           9.250% due 3/15/07                                        3,819,000
            6,660,000    B+           9.125% due 9/1/07                                         6,643,350
---------------------------------------------------------------------------------------------------------
                                                                                               14,788,063
---------------------------------------------------------------------------------------------------------
Cable Television -- 10.4%
            2,135,000    BB-        Century Communications Corp., Sr. Notes,
                                      8.750% due 10/1/07                                        2,118,987
                                    Charter Communications Holdings LLC/
                                      Charter Communications Capital Corp.:
            4,570,000    B+             Sr. Discount Notes, step bond to yield
                                          9.784% due 4/1/11+                                    2,844,825
            1,585,000    B+             Sr. Notes, 8.625% due 4/1/09+                           1,525,562
                                    CSC Holdings Inc., Sr. Sub. Debentures:
           12,020,000    BB-          9.875% due 2/15/13                                       13,011,650
            5,525,000    BB-          10.500% due 5/15/16                                       6,243,250
            1,900,000GBP B-         Diamond Holdings PLC, Guaranteed Notes,
                                      10.000% due 2/1/08                                        3,047,368
            4,620,000    B          Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09+           4,723,950
                                    NTL Communications Corp.:
            1,415,000    B-           Sr. Deferred Coupon Notes, Series B, step bond
                                        to yield 10.526% due 10/1/08                              965,738
            4,950,000    B-           Sr. Notes, 11.500% due 10/1/08                            5,346,000
                                    Rogers Cablesystems, Ltd.:
            7,260,000    BB-          Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15       8,349,000
            4,250,000    BB+          Sr. Secured Second Priority Debentures,
                                        10.000% due 12/1/07                                     4,590,000
            2,250,000    BB-        Rogers Communications, Inc., Sr. Notes,
                                      9.125% due 1/15/06                                        2,295,000
                                    TeleWest Communications PLC:
            1,675,000GBP B+           Sr. Discount Notes, step bond to yield
                                        9.059% due 4/15/09+                                     1,768,994
            3,650,000    B+           Sr. Notes, 11.250% due 11/1/08                            4,161,000
           27,880,000    B          United International Holdings, Inc., Sr. Secured Discount
                                      Notes, Series B, step bond to yield 10.747% due 2/15/08  18,540,200
---------------------------------------------------------------------------------------------------------
                                                                                               79,531,524
---------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.6%
            4,080,000    BB+        Harrah's Operating Co., Inc., Guaranteed Sr. Sub. Notes,
                                      7.875% due 12/15/05                                       3,957,600
            3,725,000    B          Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                                      10.625% due 6/1/06                                        3,855,375

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Casinos/Gambling -- 2.6% (continued)
            3,510,000    B          Hollywood Park, Inc., Guaranteed Sr. Sub. Notes,
                                      Series B, 9.250% due 2/15/07                            $ 3,474,900
            3,335,000    B+         Horseshoe Gaming, LLC, Sr. Sub. Notes,
                                      8.625% due 5/15/09+                                       3,234,950
            2,470,000    B          Isle of Capris Casinos, Inc., Sr. Sub. Notes,
                                      8.750% due 4/15/09+                                       2,321,800
              705,000    BB+        Mandalay Resort Group, Sr. Sub. Debentures,
                                      7.625% due 7/15/13                                          623,925
                                    Station Casinos, Inc., Sr. Sub. Notes:
            1,200,000    B+           10.125% due 3/15/06                                       1,245,000
            1,250,000    B+           8.875% due 12/1/08                                        1,225,000
---------------------------------------------------------------------------------------------------------
                                                                                               19,938,550
---------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.5%
            2,240,000    NR         Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+          2,150,400
            2,035,000    B+         Huntsman ICI Chemicals LLC, Sr. Sub. Notes,
                                      10.125% due 7/1/09+                                       2,045,175
---------------------------------------------------------------------------------------------------------
                                                                                                4,195,575
---------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.7%
                                    Lyondell Chemical Co., Sr. Secured Notes:
            1,685,000    BB           Series A, 9.625% due 5/1/07+                              1,731,338
            3,370,000    BB           Series B, 9.875% due 5/1/07+                              3,437,400
---------------------------------------------------------------------------------------------------------
                                                                                                5,168,738
---------------------------------------------------------------------------------------------------------
Coal Mining -- 0.6%
            4,750,000    B          AEI Resources, Inc., Guaranteed Sr. Notes,
                                      10.500% due 12/15/05+                                     4,655,000
---------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
            3,775,000    B          Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                                      8.500% due 4/1/08                                         3,680,625
---------------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.9%
            3,350,000    B          AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07    3,358,375
            1,025,000    B          Consolidated Container Co. LLC/Consolidated Container
                                      Capital, Inc., Sr. Sub. Notes, 10.125% due 7/15/09+       1,035,250
            3,250,000    B          Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                                      9.125% due 10/1/07                                        3,217,500
            5,125,000DEM B          Impress Metal Packaging Holdings, Sr. Sub. Notes,
                                      9.875% due 5/29/07+                                       2,992,691
            2,170,000    B          Packaging Corp. of America, Sr. Sub. Notes,
                                      9.625% due 4/1/09+                                        2,191,700
            5,830,000    B          Stone Container Finance Corp., Guaranteed Sr. Notes,
                                      11.500% due 8/15/06+                                      6,296,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Containers/Packaging -- 2.9% (continued)

                                    Tekni-Plex Inc.:
              300,000    B-           Guaranteed Sr. Sub. Notes, Series B, 9.250% due 3/1/08  $   291,000
            2,435,000    B-           Sr. Sub. Notes, Series B, 11.250% due 4/1/07              2,587,188
---------------------------------------------------------------------------------------------------------
                                                                                               21,970,104
---------------------------------------------------------------------------------------------------------
Contract Drilling -- 1.3%
                                    Pride International, Inc., Sr. Notes:
              340,000    BB           9.375% due 5/1/07                                           338,300
            3,140,000    BB           10.000% due 6/1/09                                        3,194,950
            3,375,000    Ba3*       R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06+           3,455,156
            3,095,000    BB-        RBF Finance Co., Guaranteed Sr. Secured Notes,
                                      11.375% due 3/15/09+                                      3,203,325
---------------------------------------------------------------------------------------------------------
                                                                                               10,191,731
---------------------------------------------------------------------------------------------------------
Discount Stores -- 1.4%
            4,220,000    B+         Ames Department Stores, Inc., Sr. Notes,
                                      10.000% due 4/15/06+                                      4,135,600
            2,930,000    BB+        DR Structured Finance Securitized Lease Trust,
                                      Pass-Through Certificates, Series A-2,
                                      8.375% due 8/15/15                                        2,876,059
            2,900,000    BB+        KMart Corp., Debentures, 12.500% due 3/1/05                 3,530,750
---------------------------------------------------------------------------------------------------------
                                                                                               10,542,409
---------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.8%
            3,825,000    BB-        Cia Latino Americana de Infraestructura & Servicos S.A.,
                                      Guaranteed Sr. Notes, 11.625% due 6/1/04+                 2,275,875
            4,950,000    B2*        Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B,
                                      10.250% due 11/1/06                                       4,832,438
            6,675,000    B-         Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                                      11.000% due 11/1/06                                       6,541,500
---------------------------------------------------------------------------------------------------------
                                                                                               13,649,813
---------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
                                    Amresco, Inc., Sr. Sub. Notes:
            1,850,000    CCC+         Series 1997-A, 10.000% due 3/15/04                        1,535,500
            1,890,000    CCC+         Series 1998-A, 9.875% due 3/15/05                         1,535,625
---------------------------------------------------------------------------------------------------------
                                                                                                3,071,125
---------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.6%
            4,475,000    B+         Park-Ohio Industries, Inc., Sr. Sub. Notes,
                                      9.250% due 12/1/07                                        4,441,438
---------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.5%
           11,250,000    BB         ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                                      9.250% due 8/15/05                                       11,306,250
---------------------------------------------------------------------------------------------------------
Electronic Components -- 1.6%
            4,051,000    B+         Celestica International Inc., Sr. Sub. Notes,
                                      10.500% due 12/31/06                                      4,385,207

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Electronic Components -- 1.6% (continued)
            9,010,000    B-         Viasystems, Inc., Sr. Sub. Notes, 9.750% due 6/1/07       $ 7,906,275
---------------------------------------------------------------------------------------------------------
                                                                                               12,291,482
---------------------------------------------------------------------------------------------------------
Electronic Data Processing -- 3.3%
                                    Unisys Corp., Sr. Notes:
           14,550,000    BB-          11.750% due 10/15/04                                     16,259,625
            8,495,000    BB-          Series B, 12.000% due 4/15/03                             9,280,788
---------------------------------------------------------------------------------------------------------
                                                                                               25,540,413
---------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.2%
            2,240,000    B-         American Plumbing & Mechanical, Inc., Guaranteed
                                      Sr. Sub. Notes, 11.625% due 10/15/08+                     2,161,600
            3,830,000    B          Group Maintenance America Corp., Sr. Sub. Notes,
                                      9.750% due 1/15/09+                                       3,791,700
            1,700,000    B+         Integrated Electrical Services, Inc., Guaranteed Sr. Sub.
                                      Notes, 9.375% due 2/1/09+                                 1,674,500
            1,265,000    B          Metromedia Fiber Network, Inc., Sr. Notes, Series B,
                                      10.000% due 11/15/08                                      1,302,950
---------------------------------------------------------------------------------------------------------
                                                                                                8,930,750
---------------------------------------------------------------------------------------------------------
Environmental Services -- 0.5%
            1,670,000    B+         IT Group, Inc., Sr. Sub. Notes, 11.250% due 4/1/09+         1,607,375
            2,560,000    B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09+              2,566,400
---------------------------------------------------------------------------------------------------------
                                                                                                4,173,775
---------------------------------------------------------------------------------------------------------
Food Distributors -- 2.6%
            6,615,000    B2*        Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08           6,333,862
            7,075,000    B          Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                                      9.750% due 12/15/07                                       7,004,250
            2,075,000    B-         Purina Mills, Inc., Sr. Sub. Notes, 9.000% due 3/15/10      1,639,250
            4,585,000    B          SC International Services, Inc., Guaranteed Sr. Sub. Notes,
                                      Series B, 9.250% due 9/1/07                               4,688,163
---------------------------------------------------------------------------------------------------------
                                                                                               19,665,525
---------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 1.0%
            4,575,000    B-         B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                                      9.625% due 8/1/07                                         4,300,500
            2,985,000    B+         Chiquita Brands International, Inc.,
                                      Sr. Notes, 10.000% due 6/15/09                            2,992,462
---------------------------------------------------------------------------------------------------------
                                                                                                7,292,962
---------------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
            4,955,000    B          Ainsworth Lumber Co. Ltd., Sr. Secured Notes,
                                      12.500% due 7/15/07                                       5,524,825
---------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.4%
            2,130,000    B          Falcon Products, Inc., Sr. Sub. Notes, 11.375%
                                      due 6/15/09+                                              2,140,650
              700,000    B-         Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09+             714,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,854,650
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Homebuilding -- 0.7%
            1,660,000    Ba1*       D.R. Horton, Inc., Guaranteed Sr. Notes,
                                      8.000% due 2/1/09                                       $ 1,568,700
            4,280,000    BB-        US Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09           4,066,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,634,700
---------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.4%
            3,575,000    Ba3*       Fresenius Medical Care Capital Trust I, Guaranteed
                                      Trust Preferred Securities, 9.000% due 12/1/06            3,539,250
            2,550,000    Ba3*       Fresenius Medical Care Capital Trust II, Guaranteed
                                      Trust Preferred Securities, 7.875% due 2/1/08             2,371,500
            5,685,000    B-         Magellan Health Services, Inc., Sr. Sub. Notes, Series A,
                                      9.000% due 2/15/08                                        4,860,675
---------------------------------------------------------------------------------------------------------
                                                                                               10,771,425
---------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.3%
            5,375,000    B-         Courtyard by Marriott II LP/Courtyard Finance Co.,
                                      Sr. Secured Notes, Series B, 10.750% due 2/1/09           5,495,937
                                    HMH Properties, Inc., Guaranteed Sr. Notes:
            4,105,000    BB           Series B, 7.875% due 8/1/08                               3,776,600
            5,280,000    BB           Series C, 8.450% due 12/1/08                              5,016,000
                                    Intrawest Corp., Sr. Notes:
            1,815,000    B+           9.750% due 8/15/08                                        1,842,225
            1,285,000    B+           9.750% due 8/15/08+                                       1,304,275
---------------------------------------------------------------------------------------------------------
                                                                                               17,435,037
---------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 1.0%
            5,500,000    BB+        SIG Capital Trust I, Guaranteed Trust Preferred
                                      Securities, 9.500% due 8/15/27                            4,125,000
            4,175,000    B          Veritas Capital Trust, Guaranteed Trust Preferred
                                      Securities, 10.000% due 1/1/28                            3,340,000
---------------------------------------------------------------------------------------------------------
                                                                                                7,465,000
---------------------------------------------------------------------------------------------------------
Internet Services -- 3.1%
                                    PSINet Inc., Sr. Notes:
            4,840,000    B-           11.500% due 11/1/08                                       5,082,000
            6,500,000    B-           Series B, 10.000% due 2/15/05                             6,516,250
            5,675,000    NR         Splitrock Services, Inc., Guaranteed Sr. Notes, Series B,
                                      11.750% due 7/15/08                                       5,348,688
            3,545,000    B-         Verio Inc., Sr. Notes, 11.250% due 12/1/08                  3,722,250
            4,650,000    CCC+       WAM!Net Inc., Guaranteed Sr. Discount Notes, Series B,
                                      step bond to yield 14.572% due 3/1/05                     2,836,500
---------------------------------------------------------------------------------------------------------
                                                                                               23,505,688
---------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.6%
            5,305,000    B          Regal Cinemas, Inc., Sr. Sub. Notes, 9.500% due 6/1/08      4,973,438
            7,425,000    B-         SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                                      Series B, 9.125% due 2/1/08                               7,276,500
---------------------------------------------------------------------------------------------------------
                                                                                               12,249,938
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            11

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Machinery - Industrial/Components -- 0.5%
            3,812,000    B-         Alvey Systems, Inc., Sr. Sub. Notes,
                                      11.375% due 1/31/03                                     $ 3,840,590
---------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.4%
            2,100,000GBP B          Polestar Corp. PLC, Sr. Notes, Series B,
                                      10.500% due 5/30/08                                       3,277,112
---------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
            2,045,000    B-         Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                                      11.250% due 6/15/09+                                      2,070,563
---------------------------------------------------------------------------------------------------------
Metal/Minerals - Other -- 1.2%
            5,050,000    B-         Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04   4,772,250
                                    Kaiser Aluminium & Chemical Corp.:
              755,000    B1*          Sr. Notes, Series D, 10.875% due 10/15/06                   788,975
            3,350,000    B3*          Sr. Sub. Notes, 12.750% due 2/1/03                        3,400,250
---------------------------------------------------------------------------------------------------------
                                                                                                8,961,475
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.3%
            2,110,000    B-         Key Plastics, Inc., Guaranteed Sr. Sub. Notes, Series B,
                                      10.250% due 3/15/07                                       2,067,800
---------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
            3,865,000    B-         Triarc Consumer Beverage, Sr. Sub. Notes,
                                      10.250% due 2/15/09+                                      3,739,388
---------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
            1,195,000    B+         Garden State Newspapers, Inc., Sr. Sub. Notes,
                                      8.625% due 7/1/11+                                        1,123,300
---------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 3.5%
                                    Belco Oil & Gas Corp.:
            1,200,000    B1*          Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06   1,221,000
            2,195,000    B1*          Sr. Sub. Notes, Series B, 8.875% due 9/15/07              2,129,150
            2,375,000    B          Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                                      8.750% due 9/15/07                                        2,280,000
            6,350,000    B+         Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05    5,437,187
              510,000    B+         Nuevo Energy Co., Guaranteed Sr. Sub. Notes,
                                      9.500% due 4/15/06                                          507,450
                                    Ocean Energy Inc.:
            3,600,000    BB-          Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06        3,712,500
            5,425,000    BB-          Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05           5,723,375
            2,425,000    B+         Parker Drilling Co., Guaranteed Sr. Notes, Series D,
                                      9.750% due 11/15/06                                       2,255,250
            3,200,000    B2*        Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                                      8.750% due 9/15/07                                        3,104,000
              545,000    B+         Vintage Petroleum, Inc., Sr. Sub. Notes,
                                      9.750% due 6/30/09                                          558,625
---------------------------------------------------------------------------------------------------------
                                                                                               26,928,537
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Oil & Gas Transmission -- 0.3%
             2,175,000   BB-        Leviathan Gas Pipeline Partners, LP/Leviathan Finance
                                      Corp., Sr. Sub. Notes, 10.375% due 6/1/09+              $ 2,240,250
---------------------------------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 0.4%
            3,200,000    B-         Revlon Consumer Products Corp., Sr. Sub.
                                      Exchange Notes, 8.625% due 2/1/08                         2,992,000
---------------------------------------------------------------------------------------------------------
Paper -- 3.3%
            4,900,000    BB+        Mallette, Inc., Sr. Secured Notes, 12.250% due 7/15/04      5,212,375
            4,940,000    CCC+       Repap New Brunswick Inc., Second Priority Mortgage
                                      Notes,10.625% due 4/15/05                                 3,964,350
                                    Riverwood International Corp.:
            4,295,000    B-           Guaranteed Sr. Notes, 10.625% due 8/1/07                  4,402,375
            5,085,000    CCC+         Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08             4,945,163
            3,800,000    BB+        Tembec Finance Corp., Guaranteed Sr. Notes,
                                      9.875% due 9/30/05                                        3,952,000
            2,380,000    BB+        Tembec Industries, Inc., Guaranteed Sr. Notes,
                                      8.625% due 6/30/09                                        2,374,050
---------------------------------------------------------------------------------------------------------
                                                                                               24,850,313
---------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.0%
              285,000    B          King Pharmaceuticals, Inc., Guaranteed Sr. Sub. Notes,
                                      10.750% due 2/15/09                                         294,975
---------------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
            3,820,000    BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06              4,011,000
---------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.3%
            1,220,000    B          Cadmus Communications Corp., Sr. Sub. Notes,
                                      9.750% due 6/1/09+                                        1,224,575
            1,065,000    BB-        World Color Press, Inc., Sr. Sub. Notes,
                                      7.750% due 2/15/09                                          985,125
---------------------------------------------------------------------------------------------------------
                                                                                                2,209,700
---------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.9%
            4,000,000    NR         Ocwen Asset Investment Corp., Redeemable Notes,
                                      11.500% due 7/1/05                                        3,500,000
            3,100,000    Baa3*      Trizec Finance Ltd., Guaranteed Sr. Notes,
                                      10.875% due 10/15/05                                      3,379,000
---------------------------------------------------------------------------------------------------------
                                                                                                6,879,000
---------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.4%
            2,925,000    BB+        International Game Technology, Sr. Notes,
                                      7.875% due 5/15/04+                                       2,873,813
---------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 1.1%
            3,605,000    BB-        Avis Rent A Car, Inc., Sr. Sub. Notes, 11.000% due 5/1/09+  3,618,519
            1,720,000    B          NationsRent, Inc., Guaranteed Sr. Sub. Notes,
                                      10.375% due 12/15/08                                      1,707,100

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            13

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Rental/Leasing Companies -- 1.1% (continued)
            3,285,000    BB-        United Rentals (North America), Inc., Guaranteed
                                      Sr. Sub. Notes, Series B, 9.250% due 1/15/09            $ 3,268,575
---------------------------------------------------------------------------------------------------------
                                                                                                8,594,194
---------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.1%
              475,000    CCC+       Pathmark Stores, Inc., Sub. Notes, 12.625% due 6/15/02        487,469
---------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
            5,600,000    B-         Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                                      Series B, 10.250% due 4/15/08                             5,390,000
---------------------------------------------------------------------------------------------------------
Retail - Restaurants -- 0.6%
            4,625,000    B          Advantica Restaurant Group, Inc., Sr. Notes,
                                      11.250% due 1/15/08                                       4,428,437
---------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.0%
            5,500,000    B2*        Ocwen Capital Trust I, Guaranteed Capital Securities,
                                      10.875% due 8/1/27                                        4,317,500
            3,400,000    BB-        Ocwen Financial Corp., Notes, 11.875% due 10/1/03           3,281,000
---------------------------------------------------------------------------------------------------------
                                                                                                7,598,500
---------------------------------------------------------------------------------------------------------
Semiconductors -- 0.8%
            6,510,000    B          Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                      10.125% due 3/15/07                                       6,412,350
---------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.3%
            1,735,000    Ba3*       National Steel Corp., First Mortgage Bonds,
                                      Series D, 9.875% due 3/1/09                               1,765,363
            3,495,000    B+         Russel Metals Inc., 10.000% due 6/1/09 (b)                  3,512,475
            1,795,000    B+         WCI Steel, Inc., Sr. Secured Notes, Series B,
                                      10.000% due 12/1/04                                       1,830,900
            3,270,000    B          WHX Corp., Sr. Exchange Notes, 10.500% due 4/15/05          3,106,500
---------------------------------------------------------------------------------------------------------
                                                                                               10,215,238
---------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.7%
                                    COLT Telecommunications Group PLC, Sr. Notes:
            1,390,000DEM NR           8.875% due 11/30/07                                         740,219
              400,000GBP B1*          10.125% due 11/30/07                                        643,127
                                    E.Spire Communications, Inc.:
           13,610,000    NR           Sr. Discount Notes, step bond to yield
                                        18.197% due 7/1/08                                      5,035,700
              700,000    NR           Sr. Notes, 13.750% due 7/15/07                              623,000
                                    Esprit Telecom Group PLC, Sr. Notes:
            3,900,000    B-           11.500% due 12/15/07                                      4,124,250
            4,000,000DEM B-           11.500% due 12/15/07                                      2,283,033
            2,250,000    B-           10.875% due 6/15/08                                       2,306,250
            6,575,000    NR         FaciliCom International, Inc., Sr. Notes, Series B,
                                      10.500% due 1/15/08                                       5,095,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Telecommunications - Other -- 12.7% (continued)
                                    Hermes Europe Railtel B.V., Sr. Notes:
            6,250,000    B            11.500% due 8/15/07                                     $ 6,562,500
            2,050,000    B            10.375% due 1/15/09                                       2,080,750
              680,000    BB-        IMPSAT Corp., Guaranteed Sr. Notes, 12.125% due 7/15/03       622,200
                                    Intermedia Communications Inc.:
                                      Sr. Discount Notes:
            1,870,000    B              Series B, step bond to yield 11.111% due 7/15/07        1,337,050
              295,000    B              Step bond to yield 11.356% due 5/15/06                    244,113
                                      Sr. Notes, Series B:
              855,000    B              8.500% due 1/15/08                                        784,463
            2,870,000    B              9.500% due 3/1/09                                       2,783,900
            1,535,000    B3*        IXC Communications Inc., Sr. Sub. Notes,
                                      9.000% due 4/15/08                                        1,465,925
            4,390,000    B-         KMC Telecom Holdings, Inc., Sr. Notes,
                                      13.500% due 5/15/09+                                      4,395,488
            6,870,000    B          Level 3 Communications, Inc., Sr. Discount Notes,
                                      step bond to yield 10.772% due 12/1/08                    4,242,225
                                    MetroNet Communications Corp.:
            4,650,000    B            Sr. Discount Notes, step bond to yield
                                        9.103% due 6/15/08                                      3,464,250
                                      Sr. Notes:
            9,000,000    B              12.000% due 8/15/07                                    10,372,500
            3,030,000    B              10.625% due 11/1/08+                                    3,408,750
            1,785,000    B-         Microcell Telecommunications Inc., Sr. Discount Notes,
                                      step bond to yield 11.786% due 6/1/09+                    1,012,988
                                    NEXTLINK Communications, Inc.:
            7,000,000    B            Sr. Discount Notes, step bond to yield 11.532% due 6/1/09 4,095,000
            4,370,000    B            Sr. Notes, 10.750% due 6/1/09                             4,490,175
            4,655,000    B          NEXTLINK Communications, LLC/NEXTLINK Capital Inc.,
                                      Sr. Notes, 12.500% due 4/15/06                            5,120,500
            4,260,000    BB-        Orange PLC, Sr. Notes, 9.000% due 6/1/09+                   4,270,650
            6,055,000    B-         Primus Telecommunications Group, Inc.,
                                      Sr. Notes, 11.750% due 8/1/04                             6,145,825
              945,000    B3*        RCN Corp., Sr. Notes, 10.000% due 10/15/07                    954,450
                                    Tele1 Europe B.V., Units:
            1,705,000    B-           13.000% due 5/15/09+(b)                                   1,777,463
            1,675,000ECU B-           13.000% due 5/15/09+(b)                                   1,796,525
              625,000    NR         VersaTel Telecom International N.V., Sr. Notes,
                                      13.250% due 5/15/08                                         650,000
            3,625,000    Caa1*      Viatel, Inc., Sr. Notes, 11.250% due 4/15/08                3,652,188
---------------------------------------------------------------------------------------------------------
                                                                                               96,581,082
---------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 6.0%
            3,460,000    CCC+       Centennial Cellular Corp., Sr. Sub. Notes,
                                      10.750% due 12/15/08+                                     3,581,100
            5,079,000    B          Clearnet Communications Inc., Sr. Discount Notes,
                                      step bond to yield 12.439% due 12/15/05                   4,621,890

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            15

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Telephone - Cellular -- 6.0% (continued)
                                    Crown Castle International Corp.:
            2,040,000    B            Sr. Discount Notes, step bond to yield
                                        10.662% due 5/15/11                                   $ 1,193,400
            1,175,000    B            Sr. Notes, 9.000% due 5/15/11                             1,154,437
                                    Dolphin Telecom PLC, Sr. Discount Notes:
            8,675,000    CCC+         Step bond to yield 14.653% due 6/1/08                     4,337,500
            7,250,000ECU CCC+         Step bond to yield 14.748% due 6/1/08                     3,663,693
            8,870,000    B-         Millicom International Cellular S.A., Sr. Discount Notes,
                                      step bond to yield 13.953% due 6/1/06                     6,563,800
                                    Nextel Communications, Inc.:
            3,925,000    B2*          Sr. Redeemable Discount Notes, step bond to yield
                                        10.091% due 9/15/07                                     2,875,063
            5,170,000    B2*          Sr. Serial Redeemable Discount Notes, step bond to yield
                                        9.941% due 2/15/08                                      3,580,225
            4,155,000    NR         Spectrasite Holdings Inc., Sr. Discount Notes,
                                      step bond to yield 11.389% due 4/15/09+                   2,368,350
            1,730,000    B3*        Telecorp PCS Inc., Sr. Discount Notes,
                                      step bond to yield 11.840% due 4/15/09+                     968,800
                                    Telesystem International Wireless Inc.,
                                      Sr. Discount Notes:
           10,495,000    CCC+           Series B, step bond to yield 16.558% due 6/30/07        5,562,350
            6,250,000    CCC+           Series C, step bond to yield 16.414% due 11/1/07        2,812,500
            3,600,000    B3*        Triton PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                                      step bond to yield 11.095% due 5/1/08                     2,331,000
---------------------------------------------------------------------------------------------------------
                                                                                               45,614,108
---------------------------------------------------------------------------------------------------------
Textiles -- 0.4%
            7,050,000DEM B          Texon International PLC, Sr. Notes, 10.000% due 2/1/08      3,326,874
---------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.5%
            2,125,000    B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09      2,050,625
               15,000    BB-        Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                                      12.500% due 12/1/04                                          16,181
            2,410,000    B1*        Stena Line AB, Sr. Notes, 10.625% due 6/1/08                1,807,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,874,306
---------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 3.3%
                                    AES Corp.:
            7,960,000    Ba1*         Sr. Notes, 9.500% due 6/1/09                              8,198,800
            1,410,000    Ba3*         Sr. Sub. Exchange Notes, 8.500% due 11/1/07               1,321,875
            5,370,000    Ba3*         Sr. Sub. Notes, 10.250% due 7/15/06                       5,504,250
            2,620,000    BB         Caithness Coso Funding Corp., Sr. Secured Notes,
                                      9.050% due 12/15/09+                                      2,574,150
                                    Calpine Corp., Sr. Notes:
            5,375,000    BB           10.500% due 5/15/06                                       5,805,000
            1,550,000    BB           8.750% due 7/15/07                                        1,561,625
---------------------------------------------------------------------------------------------------------
                                                                                               24,965,700
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

             FACE
            AMOUNT++   RATING(a)          SECURITY                                              VALUE
=========================================================================================================
Wholesale Distributors -- 0.2%
            1,620,000    B-         Fisher Scientific International Inc., Sr. Sub. Notes,
                                      9.000% due 2/1/08                                      $  1,539,000
---------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES
                                    (Cost-- $757,468,173)                                     734,480,419
=========================================================================================================

            SHARES                        SECURITY                                              VALUE
=========================================================================================================
COMMON STOCK -- 0.1%
Telecommunications - Other -- 0.0%
               20,125               Pagemart Nationwide Inc.+                                      80,500
---------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.1%
               15,523               Nextel Communications, Inc.                                   779,061
---------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCK
                                    (Cost-- $502,480)                                             859,561
=========================================================================================================
PREFERRED STOCK -- 1.5%
Broadcasting -- 0.6%
               37,209               Capstar Broadcasting Partners, Inc.
                                      12.625% Cumulative Exchangeable, Series E                 4,465,080
---------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
               67,570               Viasystems Inc., Payment-in-kind, Series B                    895,299
---------------------------------------------------------------------------------------------------------
Paper -- 0.0%
                5,000               S.D. Warren Co., 14.000% Cumulative, Series B                 260,000
---------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.4%
               20,100               California Federal Preferred Capital Corp.,
                                      9.125% Noncumulative Exchangeable, Series A               2,835,000
---------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.4%
               37,209               Dobson Communications Corp.,
                                      13.000% Exchangeable+                                     2,525,000
---------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCK
                                    (Cost-- $11,131,122)                                       10,980,379
---------------------------------------------------------------------------------------------------------
WARRANTS# -- 0.9%
Broadcasting -- 0.0%
               14,825               UIH Australia/Pacific, Inc., Expire 5/15/06                    29,650
---------------------------------------------------------------------------------------------------------
Cable -- 0.0%
                5,700               Wireless One Inc., Expire 10/19/00                              1,425
---------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
                6,975               Splitrock Services, Inc., Expire 7/15/08                      488,250
               13,950               WAM!Net Inc., Expire 3/1/05+                                  317,362
---------------------------------------------------------------------------------------------------------
                                                                                                  805,612
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            17

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 1999
================================================================================

            SHARES                        SECURITY                                              VALUE
=========================================================================================================
Paper -- 0.0%
                8,175               SDW Holdings Corp., Expire 12/15/06+                       $  143,880
---------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.7%
                7,800               Allegiance Telecom, Inc., Expire 2/3/08                       319,800
                8,000               COLT Telecommunications Group PLC, Expire 12/31/06+         4,640,000
               43,470               Pagemart, Inc., Expire 12/31/03                                86,940
                6,975               RSL Communications, Ltd., Expire 11/15/06                     272,025
                  625               VersaTel Telecom International N.V., Expire 5/15/08+           31,250
---------------------------------------------------------------------------------------------------------
                                                                                                5,350,015
---------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.1%
                7,500               Globalstar Telecommunications Ltd., Expire 2/15/04+           412,500
                6,725               Iridium World Communications Ltd., Expire 7/15/05+                673
---------------------------------------------------------------------------------------------------------
                                                                                                  413,173
---------------------------------------------------------------------------------------------------------
                                    TOTAL WARRANTS
                                    (Cost-- $2,004,209)                                         6,743,755
=========================================================================================================

             FACE
            AMOUNT                        SECURITY                                              VALUE
=========================================================================================================
REPURCHASE AGREEMENT -- 1.2%
           $9,406,000               Morgan Stanley Dean Witter & Co., 4.800% due 7/1/99;
                                    Proceeds at maturity-- $9,407,254; (Fully
                                    collateralized by U.S. Treasury Notes, Bonds and Bills,
                                    0.000% to 7.750% due 10/14/99 to 11/15/27;
                                    Market value-- $9,667,366) (Cost-- $9,406,000)              9,406,000
=========================================================================================================
                                    TOTAL INVESTMENTS -- 100%
                                    (Cost-- $780,511,984**)                                  $762,470,114
=========================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b)   Security has been issued with attached warrants.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

#     Non-income producing securities.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 19 for definition of ratings.

      Currency abbreviations used in this schedule:
      DEM -- German Mark
      ECU  -- European Currency Unit
      GBP  -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       --    Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and CCC           predominantly speculative with respect to capacity to pay
                  interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be con sidered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 1999
================================================================================

ASSETS:
   Investments, at value (Cost-- $780,511,984)                    $ 762,470,114
   Cash                                                                      18
   Interest and dividends receivable                                 16,702,578
   Receivable for securities sold                                     3,380,407
   Receivable for open forward foreign currency contracts               447,172
--------------------------------------------------------------------------------
   Total Assets                                                     783,000,289
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                  1,658,446
   Payable for securities purchased                                   1,025,000
   Management fees payable                                              815,423
   Payable for open forward foreign currency contracts                   13,883
   Accrued expenses                                                     165,654
--------------------------------------------------------------------------------
   Total Liabilities                                                  3,678,406
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 779,321,883
================================================================================
NET ASSETS:
   Par value of capital shares                                    $      72,230
   Capital paid in excess of par value                              899,768,919
   Overdistributed net investment income                             (2,304,072)
   Accumulated net realized loss from security
      transactions                                                 (100,588,065)
   Net unrealized depreciation of investments and
      foreign currencies                                            (17,627,129)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.79 a share on 72,230,352 shares of
     $0.001 par value outstanding; 500,000,000 shares authorized) $ 779,321,883
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         1999 Quarterly Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Nine Months Ended June 30, 1999

INVESTMENT INCOME:
   Interest                                                        $ 62,266,936
   Dividends                                                            590,380
--------------------------------------------------------------------------------
   Total Investment Income                                           62,857,316
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           6,921,600
   Shareholder communications                                           179,506
   Custody                                                               40,390
   Shareholder and system servicing fees                                 28,422
   Audit and legal                                                       21,840
   Directors' fees                                                        8,228
   Other                                                                 44,878
--------------------------------------------------------------------------------
   Total Expenses                                                     7,244,864
--------------------------------------------------------------------------------
Net Investment Income                                                55,612,452
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        (43,476,577)
     Foreign currency transactions                                      585,294
--------------------------------------------------------------------------------
   Net Realized Loss                                                (42,891,283)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments
   and Foreign Currencies:
     Beginning of period                                            (28,844,872)
     End of period                                                  (17,627,129)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           11,217,743
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (31,673,540)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 23,938,912
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Nine Months Ended June 30, 1999 (unaudited) and the Year Ended September 30, 1998

                                                            1999             1998
======================================================================================
OPERATIONS:
  Net investment income                                $  55,612,452    $  77,058,960
  Net realized gain (loss)                               (42,891,283)       4,505,920
  (Increase) decrease in net unrealized depreciation      11,217,743      (85,807,339)
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       23,938,912       (4,242,459)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (56,537,342)     (81,031,027)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (56,537,342)     (81,031,027)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                          2,293,455       12,211,727
--------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                2,293,455       12,211,727
--------------------------------------------------------------------------------------
Decrease in Net Assets                                   (30,304,975)     (73,061,759)

NET ASSETS:
  Beginning of period                                    809,626,858      882,688,617
--------------------------------------------------------------------------------------
  End of period*                                       $ 779,321,883    $ 809,626,858
======================================================================================
* Includes overdistributed net investment income of:   $  (2,304,072)   $  (1,966,392)
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         1999 Quarterly Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.    Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted dis count or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $695,344 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.    Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3.    Investments

During the nine months ended June 30, 1999, the aggregate cost of pur chases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $492,909,125
--------------------------------------------------------------------------------
Sales                                                               512,378,330
================================================================================

At June 30, 1999, the aggregate gross unrealized appreciation and de pre ci ation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 16,742,182
Gross unrealized depreciation                                       (34,784,052)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(18,041,870)
================================================================================

4.    Capital Loss Carryforward

At September 30, 1998, the Fund had, for Federal tax purposes, approximately $54,135,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The


--------------------------------------------------------------------------------
24                                         1999 Quarterly Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                 2003                    2004
================================================================================
Carryforward Amounts                         $16,017,000             $38,118,000
================================================================================

5.    Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recog nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1999, the Fund did not have any open futures contracts.

6.    Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund did not have any open purchased call or put option contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the nine months ended June 30, 1999, the Fund had not written any call or put options.

7.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
26                                         1999 Quarterly Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

8.    Forward Foreign Currency Contracts

At June 30, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is re flected as follows:


                               Local        Market     Settlement    Unrealized
Foreign Currency             Currency       Value         Date       Gain (Loss)
================================================================================
To Buy:
European Currency Unit        684,308    $  711,531      9/15/99      $ (13,883)
--------------------------------------------------------------------------------
To Sell:
British Pound               5,744,063     9,069,478      9/22/99        209,347
European Currency Unit     14,406,701    14,979,830      9/15/99        237,825
--------------------------------------------------------------------------------
                                                                        447,172
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Foreign Currency Contracts                                  $ 433,289
================================================================================

9.    Capital Shares

Capital stock transactions were as follows:


                              Nine Months Ended               Year Ended
                                June 30, 1999             September 30, 1998
                            --------------------         --------------------
                            Shares        Amount         Shares        Amount
================================================================================
Shares issued on
  dividend reinvestment     213,742     $2,293,455       995,988     $12,211,727
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                1999(1)       1998       1997       1996       1995    1994(2)(3)
===================================================================================================
Net Asset Value,
  Beginning of Period           $11.24       $12.43     $11.72     $11.48     $11.20     $12.50
---------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(4)        0.77         1.08       1.15       1.14       1.14       1.01
  Net realized and unrealized
   gain (loss)                   (0.44)       (1.14)      0.68       0.22       0.28      (1.30)
---------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 0.33        (0.06)      1.83       1.36       1.42      (0.29)
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.78)       (1.13)     (1.12)     (1.12)     (1.12)     (1.01)
  Capital                           --           --         --         --      (0.02)      --
---------------------------------------------------------------------------------------------------
Total Distributions              (0.78)       (1.13)     (1.12)     (1.12)     (1.14)     (1.01)
---------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $10.79       $11.24     $12.43     $11.72     $11.48     $11.20
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(5)        2.17%++     (1.65)%    18.18%     21.07%      9.90%     (7.33)%++
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(5)     3.30%++     (0.58)%    16.48%     12.86%     13.99%     (2.31)%++
---------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $  779       $  810     $  883     $  819     $  802     $  783
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                     1.20%+       1.18%      1.21%      1.21%      1.20%      1.15%+
  Net investment income           9.24+        8.81       9.63       9.85      10.02       9.09+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             63%          98%        87%        73%        59%        69%
---------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $10.563      $11.125    $12.438    $11.500    $10.500    $10.625
===================================================================================================

(1)   For the nine months ended June 30, 1999 (unaudited).

(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(3)   Based on the weighted average shares outstanding for the period.

(4) The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

--------------------------------------------------------------------------------
28                                         1999 Quarterly Report to Shareholders

================================================================================
Financial Data (unaudited)
================================================================================

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                        NYSE           Net Asset       Dividend     Reinvestment
                    Closing Price        Value           Paid           Price
================================================================================
1997
  October 22           $11.38           $11.65           0.0930         11.375
  November 25           11.25            11.77           0.0930         11.375
  December 23           11.38            11.84           0.0930         11.490
  January 28            11.75            11.94           0.0930         11.872
  February 25           11.75            12.09           0.0930         11.895
  March 24              11.75            11.81           0.0930         11.710
  April 22              11.75            11.67           0.0930         11.670
  May 27                11.88            11.92           0.0930         11.920
  June 24               12.06            12.13           0.0930         12.120
  July 22               12.31            12.17           0.0930         12.170
  August 26             12.25            12.24           0.0930         12.240
  September 23          12.38            12.38           0.0930         12.380
1998
  October 28            11.69            12.30           0.0930         12.200
  November 24           12.31            12.23           0.0930         12.230
  December 22           12.44            12.26           0.0930         12.260
  December 31           12.50            12.24           0.0375         12.240
  January 27            12.63            12.24           0.0930         12.240
  February 24           12.69            12.30           0.0930         12.300
  March 24              11.88            12.29           0.0930         11.990
  April 21              11.94            12.32           0.0890         11.880
  May 26                11.50            12.25           0.0890         11.930
  June 23               11.81            12.16           0.0890         11.900
  July 28               11.56            12.21           0.0890         11.790
  August 25             11.69            11.82           0.0890         10.810
  September 22          10.69            11.16           0.0890         10.850
1999
  October 27            11.06            10.73           0.0890         10.730
  November 23           11.19            11.29           0.0890         11.150
  December 21           10.44            11.18           0.0890         10.610
  January 26            10.38            11.30           0.0860         10.390
  February 23           10.50            11.16           0.0860         10.560
  March 23              10.69            11.15           0.0860         10.570
  April 27              10.50            11.27           0.0860         10.720
  May 25                10.38            10.97           0.0860         10.530
  June 22               10.44            10.80           0.0860         10.450
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

================================================================================
Financial Data (unaudited)
================================================================================

On February 24, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Lee Abraham, Allan J. Bloostein, Jane F. Dasher and Richard E. Hanson, Jr. as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                              Shares         Percentage         Shares         Percentage
                               Voted          of Shares          Voted          of Shares
Name of Directors*              For             Voted           Against           Voted
=========================================================================================
Lee Abraham               68,089,341.957        98.478%      1,052,642.835         1.522%
Allan J. Bloostein        68,143,476.809        98.556         998,507.983         1.444
Jane F. Dasher            68,155,384.809        98.573         986,599.983         1.427
Richard E. Hanson, Jr.    68,122,137.957        98.525       1,019,846.835         1.475
=========================================================================================

The results of the vote on Proposal 2 were as follows:


     Shares        Percentage       Shares       Percentage                     Percentage
      Voted         of Shares        Voted        of Shares        Shares        of Shares
       For            Voted         Against         Voted        Abstaining      Abstained
==========================================================================================
 68,174,360,680      98.601%      367,437.497      0.531%        600,186.615      0.868%
==========================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Donald R. Foley, Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
30                                         1999 Quarterly Report to Shareholders

================================================================================
Dividend Reinvestment Plan (unaudited)
================================================================================

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to share holders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had


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High Income Opportunity Fund Inc.                                             31

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Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


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32                                         1999 Quarterly Report to Shareholders